EXHIBIT 10.1


                          FIRST AMENDMENT EXHIBIT 10.1
                                       TO
                              EMPLOYMENT AGREEMENT

         This First Amendment to Employment Agreement (this "Amendment") executed January 4, 1999, Nun Pro Tunc January 1, 1999 is attached to, and hereby made a part of, the Employment Agreement (the "Agreement") dated the 18th day of November 1998 by and between Mehdi Ghomeshi (hereinafter the "Executive") and BankUnited Financial Corporation, a Florida corporation ("BankUnited"), and its principal wholly owned subsidiary, BankUnited, FSB (BankUnited and BankUnited, FSB hereinafter collectively referred to as the "Company").

                                    RECITALS


                  WHEREAS, pursuant to Section 4.9 of the Agreement, the Executive has received a grant of 35,000 shares of the Company's Class A Common Stock (the "Stock Grant"), ownership of which will vest on January 4, 1999; and

                  WHEREAS, the Executive and the Company mutually desire to change the vesting schedule of the Stock Grant;

         NOW THEREFORE, BE IT MUTUALLY UNDERSTOOD AND AGREED AS
         FOLLOWS:

                  Section 4.9 of the Agreement is deleted in its entirety and is replaced by the following:

                  "4.9 SECURITIES GRANTS. Upon execution of this Agreement, Executive shall receive:

                           (a) a grant of 35,000 shares of the Company's Class A
                  Common Stock, ownership of which shall vest 50% on March 1, 1999 and 50% on March 1, 2000; provided that, in the event that the Executive's employment hereunder terminates for any reason, including death or disability, prior to March 1, 2000, then ownership of all 35,000 shares shall be deemed to have vested as of the date of termination;

                           (b) a grant of options to purchase 70,000 shares of
                  Company's Class A Common Stock at a price of $7 1/8 and with an expiration date of ten (10) years, which options will vest 50% at the first anniversary from the Commencement Date, 25% at the second anniversary from the Commencement Date, and 25% at the third anniversary from the Commencement Date, subject to immediate vesting in the event of the Executive's termination under Sections 5.2 or 5.3, the Company or the Executive advising the other pursuant to Section 2.1 that the Term of this Agreement will not be extended, or in the event of a Change of Control as defined in Section 6."

         IN WITNESS WHEREOF, the Executive and, pursuant to authorization of their respective Boards, BankUnited and BankUnited, FSB, have executed and made this Amendment as of January 4, 1999.


BANKUNITED, FSB                                BANKUNITED FINANCIAL CORPORATION

By: /s/ ALFRED R. CAMNER                       By: /s/ ALFRED R. CAMNER
   ----------------------------------             ------------------------------
Name:                                          Name:
Title:                                         Title:


ATTEST:                                                      ATTEST:

By:                                            By:
   ----------------------------------             ------------------------------
Name:                                          Name:
Title:                                         Title:




EXECUTIVE

/s/ MEHDI GHOMESHI
-------------------------------------
Mehdi Ghomeshi